AbCellera Announces First Patients Dosed in Phase 2 Portion of its Phase 1/2 Clinical Trial of ABCL635 for the Treatment of Vasomotor Symptoms Due to Menopause VANCOUVER, British Columbia-- AbCellera (Nasdaq: ABCL) today announced that the first patients have been dosed in the Phase 2 portion of its ongoing Phase 1/2 clinical trial for ABCL635. ABCL635 is a potential first-in-class non-hormonal treatment for moderate-to-severe vasomotor symptoms (VMS) associated with menopause. The transition to Phase 2 follows an interim review of safety, tolerability, and pharmacodynamic data from healthy volunteers from the Phase 1 portion of the study. The Phase 2 portion is a multicenter, randomized, double-blind, placebo-controlled study designed to evaluate the efficacy of ABCL635 in reducing the frequency and severity of VMS in 80 postmenopausal women. “Advancing this program into Phase 2 marks an important milestone in our clinical development efforts. Based on encouraging safety and pharmacodynamic data in the Phase 1 dose escalation portion, along with evidence of high target engagement and a strong mechanistic foundation, we are eager to evaluate ABCL635 in a randomized, double-blind Phase 2 study,” said Sarah Noonberg, M.D., Ph.D., Chief Medical Officer of AbCellera. “Menopausal symptoms can have a profound impact on quality of life, and we look forward to evaluating the potential of ABCL635 to provide a safe and effective option for women seeking non-hormonal symptom relief.” AbCellera has recently designated the ABCL635 Phase 1 trial as a Phase 1/2 trial, which includes a randomized Phase 2 Proof-of-Concept study (Part C) in the appropriate patient population. With Phase 2 enrollment underway, the company anticipates top-line clinical results for both phases in Q3 2026. About ABCL635 ABCL635 is a potential first-in-class antibody medicine for the non-hormonal treatment of moderate-to-severe VMS, commonly known as hot flashes, associated with menopause. ABCL635 specifically targets NK3R, a clinically validated G protein-coupled receptor (GPCR) expressed on kisspeptin, neurokinin, and dynorphin (KNDy) neurons in the infundibular nucleus of the hypothalamus. ABCL635 is the first program from AbCellera’s GPCR and ion channel platform to advance into the pipeline, entering the clinic in July 2025. Additional details are available at ClinicalTrials.gov. About AbCellera Biologics Inc. AbCellera (Nasdaq: ABCL) is a clinical-stage biotechnology company focused on discovering and developing antibody-based medicines in the areas of endocrinology, women’s health, immunology, and oncology. For more information, please visit www.abcellera.com.

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